UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): April 15, 2020

KINGSWAY FINANCIAL SERVICES INC.
(Exact Name of Registrant as Specified in Its Charter)

Delaware (State or Other Jurisdiction of Incorporation)	001-15204 (Commission File Number)	98-0475673 (IRS Employer Identification No.)

150 Pierce Rd., Itasca, IL 60143
(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, Including Area Code: (416) 848-1171

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	KFS	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 3.01 Securities and Trading Markets.

On April 15, 2020, Kingsway Financial Services Inc. (the “Company”) received a notice (the “April 15 Notice”) from the New York Stock Exchange (“NYSE”) that the Company is not in compliance with NYSE listing standard 802.01E because it had not timely filed its Annual Report on Form 10-K for the fiscal year ended December 31, 2019 (the “2019 Form 10-K”). NYSE has informed the Company it will closely monitor the status of the Company’s late filing and related public disclosures for up to a six-month period from its due date. The Company will continue to work with its auditors with the objective of filing its 2019 Form 10-K as soon as practicable.

On April 17, 2020, the Company received a notice (the “April 17 Notice” and, together with the April 15 Notice, the “NYSE Notices”) from NYSE that the Company is not in compliance with NYSE listing standard 802.01B because its average global market capitalization over a consecutive 30 trading-day period is less than $50,000,000 and stockholders’ equity is less than $50,000,000. NYSE has informed the Company that it may submit a plan advising NYSE of how the Company will become compliant with the applicable listing standard within 18 months. The Company intends to submit such a plan to NYSE as soon as reasonably practicable. If the plan is accepted, NYSE has advised that it will not initiate suspension and delisting procedures but will monitor the Company’s compliance with the plan on a quarterly basis.

On April 21, 2020, the Company issued a press release regarding its receipt of the NYSE Notices. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K.

ITEM 9.01    Financial Statements and Exhibits.

(d)    Exhibits.

Exhibit No.    Exhibit Description

99.1	Press Release titled “Kingsway Announces Receipt of Notification Letters from NYSE”

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KINGSWAY FINANCIAL SERVICES INC.

April 21, 2020	By: /s/ Kent A. Hansen
Kent A. Hansen, Chief Financial Officer